Outstanding Notes Payable (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Senior Debt - Term Loan	$ 8,519	$ 10,807
Senior Debt - Real Estate Loan	1,804	1,929
Subordinated Term Loan	8,500	8,500
Total	18,823	21,236
Less: unamortized debt issuance costs	(695)	(669)
Less: Current portion of notes payable, including current portion of unamortized debt discount	(9,734)	(1,592)
Notes payable, net of current portion	$ 8,394	$ 18,975